Foot Locker, Inc.

FIRST QUARTER 2023
EARNINGS RESULTS

MAY 19, 2023

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This investor presentation includes "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as "believes," "expects," "anticipates," "estimates," "intends," "plans," "seeks," "continues," "feels," "forecasts," or words of similar meaning, or future or conditional verbs, such as "will," "should," "could," "may," "aims," "intends," or "projects." Statements may be forward looking even in the absence of these particular words.

Examples of forward-looking statements include, but are not limited to, statements regarding our financial position, business strategy, and other plans and objectives for our future operations, and generation of free cash flow. These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. The forward-looking statements contained herein are largely based on our expectations for the future, which reflect certain estimates and assumptions made by our management. These estimates and assumptions reflect our best judgment based on currently known market conditions, operating trends, and other factors. Although we believe such estimates and assumptions to be reasonable, they are inherently uncertain and involve a number of risks and uncertainties that are beyond our control. As such, management's assumptions about future events may prove to be inaccurate.

We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events, changes in circumstances, or otherwise. These cautionary statements qualify all forward-looking statements attributable to us, or persons acting on our behalf. Management cautions you that the forward-looking statements contained herein are not guarantees of future performance, and we cannot assure you that such statements will be realized or that the events and circumstances they describe will occur. Factors that could cause actual results to differ materially from those anticipated or implied in the forward-looking statements herein include, but are not limited to, a change in the relationship with any of our key suppliers, including access to premium products, volume discounts, cooperative advertising, markdown allowances, or the ability to cancel orders and return merchandise; our ability to fund our planned capital investments; a recession, volatility in the financial markets, and other global economic factors; our ability to access the credit markets at competitive terms; difficulties in appropriately allocating capital and resources among our strategic opportunities; our ability to realize the expected benefits from acquisitions; business opportunities and expansion; investments; expenses; dividends; share repurchases; cash management; liquidity; cash flow from operations; borrowing capacity under our credit facility; repatriation of cash to the United States; supply chain issues; labor shortages and wage pressures; expectations regarding increased wages; inflation; consumer spending levels; the effect of governmental assistance programs;, including vaccines and safety protocols; expectations regarding increasing global taxes; the effect of increased government regulation, compliance, and changes in law; the effect of the adverse outcome of any material litigation against us or judicial decisions that affect us or our industry generally; the effects of weather; climate change; ESG risks; increased competition; geopolitical events; the financial effect of accounting regulations and critical accounting policies; credit risk relating to the risk of loss as a result of non-performance by our counterparties; and any other factors set forth in the section entitled "Risk Factors" of our most recent Annual Report on Form 10-K.

All written and oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary statement. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. You should not place undue reliance on forward-looking statements, which speak to our views only as of the date of this investor presentation. Additional risks and uncertainties that we do not presently know about or that we currently consider to be insignificant may also affect our business operations and financial performance.

Please refer to "Item 1A. Risk Factors" in the Annual Report for a discussion of certain risks relating to our business and any investment in our securities. Given these risks and uncertainties, you should not rely on forward-looking statements as predictions of actual results. Any or all of the forward-looking statements contained in this investor presentation, or any other public statement made by us, including by our management, may turn out to be incorrect.

We are including this cautionary note to make applicable, and take advantage of, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Non-GAAP Measures – Amounts used in this presentation are on a Non-GAAP basis, a reconciliation is included in the Appendix.

First
QUARTER

2023 RESULTS

FOOT LOCKER, INC.



FIRST QUARTER 2023 HIGHLIGHTS

COMP SALES

-9.1%

Total sales -11.4%
Constant FX -10%

Comps by Region

NA	-12.8%
EMEA	-0.1%
APAC	+8.9%

Gross margin

-400 bps

On Markdowns and Occupancy

SG&A rate

+110 bps

Inflation and Investments

Inventory remains up but moderating

+25%

Year-over-year

GAAP EPS

$0.38

Non-GAAP EPS*

$0.70

* A reconciliation to GAAP is provided in the Appendix

1Q GLOBAL COMP DETAIL

Footwear
Down High-Single Digits

Apparel
Down Mid-Teens

Accessories
Down Mid-Teens

February	March	April
Down Low-Double Digits	Down Low-Double Digits	Down Low-Singles

April aided by Launch calendar; Acceleration below expectations

Note: data is on comp basis unless otherwise noted. All data is ex-WSS/atmos

1Q COMP DETAIL



NA
-12.8%
Foot Locker -5.5%
Champs Sports -24.6%
Kids Foot Locker -7.7%
WSS -3.4%
EMEA
-0.1%
Foot Locker Europe +2.1%
Sidestep -37.8%
APAC
+8.9%
Foot Locker +11.2%
atmos +2.7%

FIRST QUARTER 2023 MARGIN AND SG&A

GROSS MARGIN

(% of sales)



23.0%
34.8%
34.0%
30.0%
Q1 2020
Q1 2021
Q1 2022
Q1 2023

Down 400 bps Vs. Last Year

Key Drivers

- Merchandise Margin Fell 250 Bps On Higher Markdowns And Increase in Shrink
- Occupancy Deleveraged 150 Bps

SG&A EXPENSES

(%) of sales



26.9%
19.4%
21.3%
22.4%
Q1 2020
Q1 2021
Q1 2022
Q1 2023

Up 110 bps Vs. Last Year

Key Drivers

- Early Benefits From Cost Optimization
- Offset By Deleveraging on Sales Decline, Inflation, Wage Investments, and Technology



2023 OUTLOOK
(53-WEEK YEAR)

Metric	Prior Outlook	Updated Outlook	Commentary
Total Sales	Down 3.5% to 5.5%	Down 6.5% to 8.0%	Including ~1% from the extra week
Comp Sales	Down 3.5% to 5.5%	Down 7.5% to 9.0%	Softer sales through balance of year
Store Count	Down ~9%	Down ~9%	
Square Footage	Down ~4%	Down ~4%	
Licensing Revenue	~$20 million	~$20 million	
Gross Margin	30.8% to 31.0%	28.6% to 28.8%	More aggressive markdowns and higher shrink
SG&A Rate	22.6% to 22.8%	22.4% to 22.6%	Solid expense management
D&A	~$205 million	~$205 million	
Net Interest	~$12 million	~$16 million	Less interest income
Tax Rate (Non-GAAP)	31.5% to 31.7%	32.9% to 33.1%	Higher on geographic mix of income
Non-GAAP EPS	$3.35-$3.65	$2.00-$2.25	
Capital Expenditures	~$305 million	~$305 million	

Our Lace Up Plan



Foot Locker is the leader and originator of sneaker culture

WITH THE RIGHT FOCUS, INVESTMENT AND CAPABILITIES, WE WILL DRIVE STEADY, LONG-TERM PROFITABLE GROWTH

LACING UP FOR THE FUTURE

- Strong Assets To Leverage
- Operate In An Exciting, Growing Market
- New Insights And Opportunities To Grow

FOOT LOCKER VISION



Foot Locker Unlocks The
"Inner Sneakerhead" In All Of Us –
Sparking Discovery And Igniting The Power Of
Sneaker Culture.

Foot Locker
Bring the best of sneaker culture to all

Kids Foot Locker
Recruit the next generation

CHAMPS SPORTS
Serve the active athlete

WSS
Celebrate the Hispanic community

atmos
Share Japanese street and sneaker culture

Our “Lace Up” plan


EXPAND SNEAKER
CULTURE


POWER UP OUR
PORTFOLIO


DEEPEN OUR
RELATIONSHIP WITH
CUSTOMERS


BE
BEST-IN-CLASS
OMNI

CREATE VALUE FOR ALL STAKEHOLDERS (CUSTOMERS, COMMUNITY, TEAM MEMBERS, & INVESTORS)

Our targets and long-term aspirations

FROM	WE WILL	LONG-TERM
~$8.5B of revenue	SIMPLIFY / INVEST / GROW	>$10B of revenue
15% exclusive >70% Nike	EXPAND SNEAKER CULTURE	>25% exclusive >40% non-Nike vendors
30% off-mall In NA 8% in new formats	POWER UP THE PORTFOLIO	>50% off-mall in NA >20% in new formats
25% sales from loyalty	DEEPEN OUR RELATIONSHIP WITH CUSTOMERS	>70% sales from loyalty
17% eCommerce	BE BEST IN CLASS OMNI	>25% eCommerce
<7% EBIT margin <10% ROIC	CREATE VALUE FOR ALL STAKEHOLDERS	>10% EBIT margin Low to Mid-Teens ROIC

Expand Sneaker Culture:

We will leverage our key equities while increasing our array of brands


SERVE
MORE SNEAKER
OCCASIONS

Broaden the consumer occasions that drive sneaker buying


PROVIDE MORE
SNEAKER CHOICE

Strengthen brand relations to provide more choice to customers


DRIVE GREATER
SNEAKER
DISTINCTION

Drive distinction through exclusive concepts and basketball leadership

Power Up the Portfolio:
Creating distinct lanes for our banners


SNEAKERS-LED
SNEAKERS & APPAREL
TRIP MISSION
VALUE
REPLACE
EXPLORE
ATHLETIC
SNEAKER MAVEN
FASHION-FORWARD
ACTIVE ATHLETE
QUALITY SEEKER
DEAL FINDER
Foot Locker
atmos
Kids Foot Locker
CHAMPS SPORTS
WSS

Power Up the Portfolio:

Transforming our real estate portfolio


MIAMI

Scaling new concepts with bigger footprints to accelerate growth & broaden our reach


Foot Locker

Strengthening our store portfolio off-mall and rationalizing underperforming mall stores


DÉFIEZ VOS AMIS

Optimizing our International portfolio, focusing on key markets and licensed models

Power Up the Portfolio:

Transforming our real estate portfolio

2022	BY 2026
2,700 Stores	~2,400 Stores

Optimizing Our Store Count (Down Over 10%)

2022	BY 2026
13.2M sq. ft.	14.5M sq. ft.

Growing Our Square Footage (Up ~10%)

2022	BY 2026
~120 Locations In New Formats (8% Of Square Footage)	>400 Locations In New Formats (>20% Of Square Footage)

Open >300 Stores In New Concepts

2022	BY 2026
~35% Off-Mall*	>50% Off-Mall*

Shift To Higher Performing Off-mall Locations

* Square Footage in North America

We will evolve our data, loyalty and personalization efforts to deepen our relationship with more consumers

Invest into our technology and data capabilities

Reset FLX to drive greater relevancy

Deliver more relevant, personalized engagement across our funnel

Deepen our Relationship with Customers

FROM → TO


% LOYALTY SALES
25%
50%
>70%
2022
2026E
Long Term



We will accelerate our omni offense with key enhancements across the customer journey



PRE-PURCHASE

Drive discovery and engagement through a more personalized and dynamic pre-purchase experience

PURCHASE

Deliver a seamless purchase experience that drives connectivity between channels

POST-PURCHASE

Enhance the post purchase experience with a frictionless fulfillment process



Our aspirations and digital target

~$2.5B

of sales

DIGITAL PENETRATION
(% OF SALES)



17%
25%
2022
2026E

How we will do it

A sharper focus on 'all things sneakers'

Invest into new capabilities and technology

Move from product-led to consumer-led

Build the culture of the future

Our path to get there

TRANSFORM TO GROW

2022 | 2023 | 2024 | 2025 | 2026

SIMPLIFY

- Close underperforming banners and stores
- Strategically license Asia

INVEST IN CORE

- Loyalty program
- Global brand platform
- Our technology

RESET

- Nike penetration
- Champs Sports repositioning
- Fleet optimization
- Absorb exit costs
- Drive cost savings

DRIVE SUSTAINABLE GROWTH

- Focus on core banners
- Scale new concepts
- Drive digital and loyalty

ESG UPDATES

Delivering on Our Purpose Responsibly

Leveraging the power of our people and communities

- ✓ Foot Locker is investing in its leading education & economic development initiative to invest in, amplify, and empower the Black community. As of FY21 year-end, total investments was nearly $54M
- ✓ The Community Power Stores exemplify experiential retailing by reflecting the communities they serve via ongoing community events and custom artwork displays by local artists
- ✓ Advancing our diversity, inclusion, and belonging strategy and placing people at the center

Strengthening the sustainability of our supply chain

- ✓ 100% CPSIA compliance
- ✓ Tracking and reducing global average shipping miles per package
- ✓ New state-of-the-art distribution center integrating sustainable elements

Managing and reducing our environmental impacts

- ✓ Ambition to achieve net zero GHG emission by 2050 or sooner
- ✓ A commitment to reforestation with 23k trees planted
- ✓ Using 85% post-consumer recycling material in plastic carrier bags

Operating ethically and transparently

- ✓ Engaging with shareholders and proxy advisor firms on ESG issues
- ✓ Internal audit fully embedded in ESG strategy, controls, and reporting
- ✓ The creation of a data governance function and a chief privacy officer role
- ✓ Third-party independent limited assurance for certain ESG metrics in the impact report

APPENDIX

GAAP to Non-GAAP Reconciliations

	First Quarter 2023	2022
Pre-tax income:		
Income before income taxes	$ 57	$ 190
Pre-tax adjustments excluded from GAAP:		
Impairment and other	39	6
Other income / expense	1	24
Adjusted income before income taxes (non-GAAP)	$ 97	$ 220
After-tax income:		
Net income attributable to Foot Locker, Inc.	$ 36	$ 133
After-tax adjustments excluded from GAAP:		
Impairment and other, net of income tax benefit of $6 and $2 million, respectively	33	4
Other income / expense, net of income tax benefit of $- and $6 million, respectively	1	18
Tax reserves benefit	(4)	—
Adjusted net income (non-GAAP)	$ 66	$ 155

GAAP to Non-GAAP Reconciliations (cont.)

	First Quarter 2023	First Quarter 2022
Earnings per share:		
Diluted earnings per share	$ 0.38	$ 1.37
Diluted EPS amounts excluded from GAAP:		
Impairment and other	0.36	0.05
Other income / expense	—	0.18
Tax reserves benefit	(0.04)	—
Adjusted diluted earnings per share (non-GAAP)	$ 0.70	$ 1.60

The notes to the non-GAAP reconciliation tables are contained in the full text of this morning's press release. Additionally, the Company provides earnings guidance only on a non-GAAP basis and does not provide a reconciliation of the Company's forward-looking guidance to the most directly comparable GAAP financial measures because of the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.